                                                                   EXHIBIT 10.16

                          FIFTH AMENDMENT AND WAIVER
                                      TO
                             AMENDED AND RESTATED
                               CREDIT AGREEMENT

     FIFTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 14, 1998 (this "Fifth Amendment"), to the Amended and Restated
                             ---------------
Credit Agreement dated as of August 7, 1997, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of November 13, 1997, the Second Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 13, 1997, the Third Amendment to Amended and Restated Credit Agreement dated as of January 7, 1998, the Fourth Amendment to the Amended and Restated Credit Agreement dated as of May 22, 1998 (as so amended, the "Credit Agreement"), among Hollywood Theater Holdings, Inc. (the "Parent"),
     ----------------                                                 ------
Hollywood Theaters, Inc. (the "Company"), the banks and other financial
                               -------
institutions parties thereto (collectively, the "Banks"; individually, a
                                                 -----
"Bank"), and Bank of America National Trust and Savings Association, as
 ----
Administrative Agent for the Banks (the "Administrative Agent").
                                         --------------------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, Parent and the Company have requested that the Administrative Agent and the Banks waive certain terms and conditions under the Credit Agreement as more fully set forth herein; and

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          I.   Defined Terms.  Capitalized terms defined in the Credit Agreement
               -------------
and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

          II.  Amendments to Credit Agreement.  A.  Section 1.1 of the Credit
               ------------------------------
Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical order:

          "Additional Equity Issuance":  shall mean an issuance and sale by the
           --------------------------
     Parent or the Company of a minimum of an additional $50,000,000 of its Capital Stock, either through private placement or public offering..

          "Fifth Amendment":  that Fifth Amendment and Waiver to Amended and
           ---------------
     Restated Credit Agreement among the Parent, the Company, the Administrative Agent and the Banks parties thereto.

          "Monthly Test Period":  as defined in the definition of "Monthly
           -------------------                                     -------
     Compliance Certificate".
     ----------------------

          B. Section 1.1 of the Credit Agreement is hereby amended by adding the following language at the end of the definition of "Capital Expenditures":
                                                        --------------------

          "Notwithstanding the foregoing, there shall be excluded from the annual Capital Expenditures Cap expenditures made in connection with
           (i) reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Company or used or relied upon in the conduct of the Company's business, (ii) the testing of all such systems and other equipment as so reprogrammed, and (iii) the purchase and installation of related systems and related equipment, as well as training on such reprogrammed and/or modified computer systems and equipment. The aggregate of the expenditures made in connection with the previous sentence shall in no event exceed $2,000,000 over the course of the term of the Loans (approximately $700,000 of which has been spent as of the date of the Fifth Amendment)."

          C. Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of "Monthly Compliance Certificate" in its entirety and
                             ------------------------------
substituting the following therefor:

                    "Monthly Compliance Certificate": a certificate duly
                    --------------------------------
          executed by a Responsible Officer of the Parent and the Company, which certificate will contain such financial calculations and other information required thereby covering the period of the calendar month for which the Monthly Compliance Certificate is being delivered (the "Monthly Test Period"), and shall be substantially in the form of Exhibit A to the Third Amendment (with appropriate adjustments to reflect that the test period to which such Monthly Compliance Certificate is applicable is a Monthly Test Period and ends as of the last day of a calendar month rather than a fiscal quarter and such other changes thereto as may be agreed upon from time to time by the Administrative Agent and the Parent and the Company), and including therein, among other things, calculations supporting compliance with
          Article VII. For purposes of determining the financial calculations required by the Monthly Compliance Certificate, financial ratio terms which are defined in the Credit Agreement with reference to the end of the applicable fiscal quarter (e.g., Consolidated Fixed Charge
                                         - -
          Coverage Ratio, Consolidated Interest Coverage Ratio, etc.) shall be redefined for such purposes only to refer to the end of the applicable calendar month."

          D. Section 2.1 of the Credit Agreement is hereby amended by adding at the end thereof the following:

          "Notwithstanding the foregoing, the Maximum Available Revolving Loan Commitments for the Revolving Loan Cap Period from April 1, 1998 through September 30, 1998 (the final day of the last Revolving Loan Cap Period) shall equal the aggregate amount of all Revolving Loan Commitments, provided, that for any Revolving Loan advances in excess of $38,672,500, Beacon shall deliver for the benefit of the Administrative Agent a letter of credit in form and substance reasonably acceptable to the Administrative Agent and in an amount of not less than the amount advanced to the Company, but in no event shall that amount exceed $15,000,000; provided, however, if the
                                                --------  -------
          Additional Equity Issuance is consummated on or prior to October 31, 1998, the Administrative Agent is directed to release such letter of credit and return such letter of credit to the issuing bank."

          E. Section 7.1(e) of the Credit Agreement is hereby amended by deleting Section 7.1(e) in its entirety and substituting therefore the following:

          "(e)  Minimum Consolidated Operating Cash Flow.
                ----------------------------------------

     Commencing on the Third Amendment Effective Date and ending on October 30, 1998, at the end of any calendar month during such period of time, permit Consolidated Operating Cash Flow for prior twelve month period to be less than the amount set forth below for the corresponding period during which such fiscal quarter ends:


          Period                                    Minimum Consolidated
          ------                                    --------------------
                                                    Operating Cash Flow
                                                    --------------------


          Third Amendment Effective Date            $ 13,000,000
            to March 31, 1998

          April 1, 1998 to                          $ 16,000,000
          June 30, 1998

          July 1, 1998 to                           $17,000,000"
          October 30, 1998

          F. Exhibit A to the Third Amendment is hereby amended by deleting Exhibit A in its entirety and substituting therefor Exhibit A attached hereto.

               III. Waivers. The Administrative Agent and the Banks hereby grant
                    -------
the following waivers on the following terms:

               A. the provisions of subsection 2.7(d) hereby are waived beginning on the date hereof and ending at 11:59 p.m. on October 30, 1998 (the Additional Equity Issuance Waiver Period") solely to permit the Additional
-----------------------------------------
Equity Issuance to be consummated on or prior to

October 31, 1998, without a corresponding mandatory prepayment of the Loans and reduction of the Revolving Loan Commitments;

               B.   the provisions of the first sentence of subsection
4.3(f) are hereby waived until the end of the Additional Equity Issuance Waiver Period; provided, however, that if the Additional Equity Issuance shall not have
        --------  -------
occurred prior to the end of the Additional Equity Issuance Waiver Period, the Parent shall affect a Required Equity Contribution within forty-five (45) days after the end of the Additional Equity Issuance Waiver Period in an amount not less than the aggregate amount of all Construction Advances in excess of $12,000,000 made from and after the Third Amendment Effective Date to and including the last day of the Additional Equity Issuance Waiver Period, and any failure of Parent to affect such Required Equity Contribution shall be an Event of Default;

               C. the provisions of subsection 7.1(a), 7.1(b) and subsection 7.1(d) are hereby waived until the end of the Additional Equity Issuance Waiver Period, after which period of the foregoing waiver shall terminate and the provisions of subsection 7.1(a), 7.1(b) and 7.1(d) shall be reinstated with full force and effect.

               IV.  Payment of Expenses.  The Company agrees to pay or reimburse
                    -------------------
the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the negotiation, preparation and distribution of documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

               V.   No Other Amendments; Confirmation.  Except as expressly
                    ---------------------------------
amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

               VI.  Affirmation of Guarantees.  The Parent hereby consents to
                    -------------------------
the execution and delivery of this Fifth Amendment and reaffirms its obligations under Article X of the Credit Agreement.

               VII. Counterparts.  This Fifth Amendment may be executed in any
                    ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

               VIII. GOVERNING LAW AND JURISDICTION.  THIS FIFTH AMENDMENT SHALL
                     ------------------------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT CONSIDERATION IF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                HOLLYWOOD THEATER HOLDINGS, INC.


                                By: /s/ James R. Featherstone
                                   ----------------------------------------
                                     James R. Featherstone
                                     Vice President

                                HOLLYWOOD THEATERS, INC.


                                By: /s/ James R. Featherstone
                                   ----------------------------------------
                                     James R. Featherstone
                                     Vice President


                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION, as Administrative Agent and as a Bank


                                By: /s/ Carl F. Salas
                                   ----------------------------------------
                                     Carl F. Salas
                                     Vice President

                                THE BANK OF NOVA SCOTIA, as a Bank


                                By: /s/ Vincent J. Fitzgerald
                                   -----------------------------------------
                                Name: Vincent J. Fitzgerald, Jr.
                                Title: Authorized Signatory

                                THE SUMITOMO BANK, LIMITED, as a Bank


                                By: /s/ H. W. Redding
                                   -----------------------------------------
                                Name: H. W. Redding
                                Title: Vice President and Manager


                                By: /s/ Stan Marciniak
                                   -----------------------------------------
                                Name: Stan Marciniak
                                Title: Vice President and Manager
                                       Operations

                                BANK ONE TEXAS, N.A., as a Bank


                                By: /s/ Gina Norris
                                   -----------------------------------------
                                Name: Gina Norris
                                Title: Vice President

                                                    EXHIBIT A TO THIRD AMENDMENT
                                                    ----------------------------

                                    FORM OF
                            COMPLIANCE CERTIFICATE



TO:  Bank of America National
     Trust and Savings Association,
     as Administrative Agent


Ladies/Gentlemen:

          We refer to the Amended and Restated Credit Agreement, dated as of August 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, HOLLYWOOD THEATER
           ----------------
HOLDINGS, INC., as guarantor thereunder, HOLLYWOOD THEATERS, INC., as borrower thereunder (the "Company"), the Banks parties thereto, and BANK OF AMERICA
                 -------
NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined, and Section and subsection references are to Sections and subsections in the Credit Agreement.

          The undersigned hereby certifies and warrants to you and each Bank that the following is a true and correct computation in respect of the fiscal
quarter ending     _____ ______, 19___ (the "Computation Date") of the following
                                             ----------------
ratios and/or financial restrictions with respect to the Parent, the Company and all Subsidiaries on a consolidated basis contained in Section 7 for the Computation Date:

I.   Consolidated Total Leverage Ratio (subsection 7.1(a))/*/
     -----------------------------------------------------
     (a)  Indebtedness for borrowed money without duplica-
          tion in the other items listed in (a) through (h)     $_______________

_____________________

     /*/ With respect to determination of Consolidated Total Leverage Ratio, Consolidated Interest Coverage Ratio, Consolidated Fixed Charge Coverage Ratio and Consolidated Senior Leverage Ratio, (i) the calculation of Consolidated Cash Interest and Consolidated Fixed Charges in respect of periods ending prior to the first anniversary of the Effective Date and (ii) the calculation of Consolidated Operating Cash Flow in respect of newly constructed theaters shall, in each case, be determined as provided in the Credit Agreement.

     (b)  Obligations issued, undertaken or assumed as the
          deferred purchase price of property or services
          (other than trade payables in the ordinary course
          of business)                                      $__________________

     (c)  Non-contingent reimbursement or payment
          obligations with respect to Surety Instruments
          without duplication in the other items listed
          in (a) through (h)                                $__________________

     (d)  Obligations evidenced by notes, bonds, debentures
          or similar instruments, including obligations so
          evidenced incurred in connection with the
          acquisition of property, assets or businesses
          without duplication in the other items listed
          in (a) through (h)                                $__________________

     (e)  Indebtedness created or arising under any
          conditional sale or other title retention
          agreement, or incurred as financing, in either
          case with respect to property acquired without
          duplication in the other items listed in (a)
          through (h)                                       $__________________

     (f)  Obligations with respect to Capital Leases
          without duplication in the other items
          listed in (a) through (h)                         $__________________


     (g)  Obligations as a lessee under synthetic or
          leveraged leases without duplication in the
          other items listed in (a) through (h)             $__________________

     (h)  Indebtedness referred to in (a) through (g)
          above secured by (or for which the holder of
          such Indebtedness has an existing right,
          contingent or otherwise, to be secured by) any
          Lien upon or in property owned by the Parent, the
          Company or any Subsidiary (even though the Person
          owning such property has not assumed or become
          liable for the payment of such Indebtedness), but
          only to the extent of the value of such property,
          without duplication in the other items listed in
          (a) through (g)                                   $__________________

     (i)  Guaranty Obligations in respect of
          indebtedness or obligations of others
          (other than a Hollywood Entity) of the
          kinds referred to in (a) through (h)
          and not included in (a) through (h)        $_________________________

     (j)  Subtotal of (a) through (i)                $_________________________

     (k)  Consolidated Net Income for prior
          12 month period ending __________          $_________________________

     (l)  Total income tax expense for such
          prior 12 month period without duplication
          in (k)                                     $_________________________

     (m)  Interest expense, amortization or writeoff
          of debt discount or debt insurance costs
          and commissions, discounts and other fees
          and charges associated with Indebtedness
          (including the Loans) for such prior 12
          month period without duplication in (k)    $_________________________

     (n)  Depreciation and amortization expense and
          amortization of intangibles (including
          goodwill) and organization costs for such
          prior 12 month period without duplication
          in (k)                                     $_________________________

     (o)  Extraordinary expenses or losses for such
          prior 12 month period without duplication
          in (k)                                     $_________________________

     (p)  Other non-cash charges (excluding inventory
          writedowns) for such prior 12 month period
          without duplication in (k)                 $_________________________


     (q)  Subtotal of (k) through (p)                $_________________________

     (r) Non-cash interest income for such prior 12 month period (to the extent included in
         (k))                                        $_________________________

     (s) Extraordinary income and gains for such
         prior 12 month period (to the extent
         included in (k))                            $_________________________

     (t) Other non-cash income for such prior 12 month period (to the extent included in
         (k))                                        $_________________________

     (u) Subtotal (r) through (t)                    $_________________________

     (v) (q) minus (u)   $                   $_________________________________

     (w) Ratio of (j) to (v)                 $_________________________________

     (x) Maximum ratio permitted under
         subsection 7.1(a)                   $_________________________________


II.  Consolidated Interest Coverage Ratio (subsection 7.1(b))/**/
     ----------------------------------------------------------

     (a) Part I. item (v)                    $_________________________________


     (b) Aggregate interest expense for prior
         12 month period ending              $_________________________________

     (c) Non-cash interest expenses included
         in (b)                              $_________________________________

     (d) (b) minus (c)                       $_________________________________

     (e) Ratio of (a) to (d)                 $_________________________________

     (f) Minimum ratio permitted by
         subsection 7.1(b)                   $_________________________________

III. Consolidated Fixed Charge Coverage Ratio (subsection 7.2(c))/***/
     ---------------------------------------------------------------

     (a)    Part I, item (v)                 $_________________________________



____________________

/**/  /  With respect to determination of Consolidated Total Leverage Ratio,
         Consolidated Interest Coverage Ratio, Consolidated Fixed Charge Coverage Ratio and Consolidated Senior Leverage Ratio, the calculation of Consolidated Cash Interest and Consolidated Fixed Charges in respect of periods ending prior to the first anniversary of the Effective Date and Consolidated Operating Cash Flow in respect of newly constructed theaters shall each be determined as provided in the Credit Agreement.

/***/  /  With respect to determination of Consolidated Total Leverage Ratio,
          Consolidated Interest Coverage Ratio, Consolidated Fixed Charge Coverage Ratio and Consolidated Senior Leverage Ratio, the calculation of Consolidated Cash Interest and Consolidated Fixed Charges in respect of periods ending prior to the first anniversary of the Effective Date and Consolidated Operating Cash Flow in respect of newly constructed theaters shall each be determined as provided in the Credit Agreement.

     (b)  Rental expense (including payments
          under real property operating
          leases) for prior 12 month period
          ending  ____________________       $_________________________________

     (c)  Part II, item (d)                  $_________________________________

     (d)  Capital Expenditures for such prior
          12 month period                    $_________________________________

     (e)  Required principal repayments on
          all Indebtedness for such prior 12
          month period                       $_________________________________

     (f) Permitted Restricted Payments made
         pursuant to subsection 7.12(a)(iii)
         for such prior 12 month period      $_________________________________

     (g)  Subtotal (b) through (f)           $_________________________________

     (h)  Ratio of (a) to (g)                $_________________________________

     (i)  Minimum ratio permitted by
          subsection 7.1(c)                  $_________________________________

IV.  Consolidated Senior Leverage Ratio (subsection 7.1(d))/****/
     ------------------------------------------------------

     (a)  Part I, item (j), other than
          Indebtedness in respect of the
          Senior Subordinated Notes and the
          Senior Subordinated Indenture      $_________________________________

     (b)  Part I, item (v)                   $_________________________________

     (c)  Ratio of (a) to (b)                $_________________________________

     (d)  Maximum ratio permitted under
          subsection 7.1(d)                  $_________________________________

V.   Minimum Consolidated Operating Cash Flow (subsection 7.1(e))
     -----------------------------------------------------------

_______________________

/****/  / With respect to determination of Consolidated Total Leverage Ratio,
          Consolidated Interest Coverage Ratio, Consolidated Fixed Charge Coverage Ratio and Consolidated Senior Leverage Ratio, the calculation of Consolidated Cash Interest and Consolidated Fixed Charges in respect for periods ending prior to the first anniversary of the Effective Date and Consolidated Operating Cash Flow in respect of newly constructed theaters shall each be determined as provided in the Credit Agreement.

      (a)  Part I, item (v)                  $_________________________________

      (b)  Minimum amount permitted under
           subsection 7.1(e)                 $_________________________________

VI.   Liens (subsection 7.2)
      ----------------------

      (a)  Purchase money security interests
           not to exceed $5,000,000 in the
           aggregate (subsection 7.2(i))     $_________________________________

      (b)  Liens securing obligations in
           respect of Capital Leases not to
           exceed $5,000,000 in the aggregate
           (subsection 7.1(j))               $_________________________________

      (c)  [Omitted]                         $_________________________________


VII.  Dispositions (subsection 7.3)
      -----------------------------

      (a)   Dispositions pursuant to
            subsection 7.3(g) for fiscal year
            to _____________                 $_________________________________


VIII. Investments (subsection 7.5)
      ----------------------------

      (a)  Total Investments in the form of
           cash equivalents (subsection
           7.5(a))                           $_________________________________

      (b)  Acquisitions not to exceed
           Acquisition Costs of $40,000,000
           in the aggregate for such prior 12
           month period (subsection 7.5(c))  $_________________________________

      (c)  Investments pursuant to subsection
           7.5(e) not to exceed Acquisition
           Costs of $3,000,000 at any time
           outstanding                       $_________________________________


IX.   Indebtedness (subsection 7.6)
      -----------------------------

      (a)  Indebtedness pursuant to
           subsection 7.6(c) not to exceed an
           outstanding principal amount of
           $5,000,000 in the aggregate at any
           time outstanding                  $_________________________________

      (b)  Indebtedness pursuant to
           subsection 7.6(d)                 $_________________________________

      (c)  [Omitted]                         $_________________________________

     (d)  Intercompany Indebtedness pursuant
          to subsection 7.6(f) not to exceed
          an outstanding principal amount of
          $5,000,000 in the aggregate        $_________________________________

     (e)  Indebtedness pursuant to subsection
          7.6(g) not to exceed an outstanding
          principal amount of $5,000,000 in
          the aggregate                      $_________________________________

     (f)  [Omitted]                          $_________________________________

     (g)  Indebtedness pursuant to the Senior
          Subordinated Notes and the Senior
          Subordinated Indenture (subsection
          7.6(i))                            $_________________________________

X.   Contingent Obligations (subsection 7.9)
     ---------------------------------------

     (a)  Permitted Swap Obligations
          outstanding (subsection 7.9(b))    $_________________________________

     (b)  Contingent Obligations with respect
          to Surety Obligation (other than
          the Letters of Credit issued
          pursuant to Section 2.17 of the
          Credit Agreement) not to exceed at
          any time $5,000,000 in the
          aggregate (subsection 7.9(d))      $_________________________________

XI.  Leases (subsection 7.11)
     ------------------------

     (a)  Aggregate amount to be paid under
          Capital Leases not to exceed
          $5,000,000 (subsection 7.11(b))    $_________________________________

XII. Restricted Payments (subsection 7.12)
     -------------------------------------

     For current fiscal year to date beginning after December 31, 1998, provided that the Consolidated Leverage Ratio is less than 4.0 to 1 at the time of such payments, and the following payments in any fiscal year do not exceed 25% of Excess Cash Flow for the prior fiscal year:

     (a)  Restricted Payments made
          (subsection 7.12(a)(iv):
          [described]                        $_________________________________

     (b)  Undistributed Restricted Payments
          applied toward Capital Expenditures
          (subsection 7.12(b))               $_________________________________

XIII. Capital Expenditures (subsection 7.16)
      --------------------------------------

      (a)  Capital Expenditures for fiscal
           year to                           $_________________________________

      (b)  Cap Ex Shortfall from most recent
           fiscal year ending prior to
           Computation Date (not to exceed
           $500,000)                         $_________________________________

      (c)  Expenditures made in connection
           with (i) reprogramming required to
           permit the prior functioning (but
           only to the extent that such
           proper functioning would otherwise
           be impaired by the occurrence of
           the year 2000) in and following
           the year 2000 of computer systems
           and other equipment containing
           embedded microchips, in either
           case owned or operated by the
           Company or used or relied upon in
           the conduct of the Company's
           business, (ii) the testing of all
           such systems and other equipment
           as so reprogrammed, and (iii) the
           purchase and installation of
           related systems and related
           equipment, as well as training on
           such reprogrammed and/or modified
           computer systems and equipment    $_________________________________

      (d)  (a) minus (c)                     $_________________________________

      (e)  Maximum amount permitted          $_________________________________

      (f) Aggregate of all expenditures made in connection with (c)

      (g)  Maximum amount of expenditures permitted to be
           made in the aggregate in connection with (c)             $2,000,000

XIV.  Construction of New Screens (subsection 7.18)
      ---------------------------------------------

      (a) Movie screens under construction    _________________________________

      (b)  Movie screens in operation for 6
           months or less by any Person
           (excluding (a))                    _________________________________

      (c)  Subtotal of (a) and (b)            _________________________________

     (d)  Total of all movie screens under
          construction and in operation      _________________________________

     (e)  (d) dividend by (c) expressed as a
          percentage                         _________________________________

     (f)  Maximum percentage permitted       _________________________________

The Company, on behalf of itself and each of the other Loan Parties, hereby further certifies and warrants to you and each Bank that no Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed
and delivered by a Responsible Officer this ______________ day of         ,
__________.

                                     Responsible Officer of the Company:


                                     By:
                                        ___________________________________
                                        Name:
                                        Title: